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                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report: November 8, 1996


                         THE CHARLES SCHWAB CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                      1-9700           94-3025021
-------------------------------   -----------    ----------------------
(State or other jurisdiction      (Commission    (I.R.S. Employer
      of incorporation)           File Number)   Identification Number)


                             101 Montgomery Street
                        San Francisco, California 94104
                        -------------------------------
                    (Address of principal executive offices)


                                 (415) 627-7000
                                 --------------
                        (Registrant's telephone number,
                              including area code)
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  November 8, 1996     THE CHARLES SCHWAB CORPORATION


                                  By: /s/ Steven L. Scheid
                                      -------------------------
                                  Name:  Steven L. Scheid
                                  Title: Executive Vice President - Finance and
                                         Chief Financial Officer
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     Item 5.  Other Events.  Attached hereto and incorporated herein by
              ------------
reference are forms of Senior and Senior Subordinated Medium-Term Notes, Series A, relating to the issuance and sale from time to time by the Company of up to $196,000,000 aggregate public offering price of such Medium-Term Notes pursuant to Registration Statement Nos. 333-12727 and 33-61943.

     Item 7(c).  Exhibits
                 --------


          4.3  Form of Senior Medium-Term Note, Series A (Fixed Rate).

          4.4  Form of Senior Medium-Term Note, Series A (Floating Rate).

          4.5  Form of Senior Subordinated Medium-Term Note, Series A (Fixed
          Rate).

          4.6  Form of Senior Subordinated Medium-Term Note, Series A (Floating
          Rate).